Exhibit 23.1


                         CONSENT OF INDEPENDENT AUDITORS



We consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated June 8, 2004, which appears on page F-1 of the annual report on Form 10-K of Elite Pharmaceuticals, Inc. for the year ended March 31, 2004.



                                                /s/ Miller, Ellin & Company, LLP
                                                -------------------------------
                                                MILLER, ELLIN & COMPANY, LLP

New York, New York
August 23, 2004